SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 2005



                                  EXPEDIA, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       DELAWARE                  333-124303-01                20-2705720
    (STATE OR OTHER        (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION                                         IDENTIFICATION NUMBER)
   OF INCORPORATION)

             3150 139TH AVENUE SE                               98005
             BELLEVUE, WASHINGTON
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (425) 679-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.      ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

     On July 8, 2005, Expedia, Inc., a Delaware corporation (the "Company") entered into a new unsecured $1 billion, five-year revolving credit facility, among the Company, Expedia, Inc., a Washington corporation, Travelscape, Inc., a Nevada corporation, Hotels.com, a Delaware corporation and Hotwire, Inc., a Delaware corporation, as Borrowers; the Lenders party thereto; Bank of America, N.A., as Syndication Agent; Wachovia Bank, N.A. and The Royal Bank of Scotland PLC, as Co-Documentation Agents; JPMorgan Chase Bank, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent (the "Revolving Credit Facility"). The obligation of the Lenders to make loans under the Revolving Credit Facility is subject to, among other conditions, the completion of the Company's spin-off from IAC/InterActiveCorp. The Revolving Credit Facility will be used for general corporate purposes. The foregoing description of the Revolving Credit Facility is not complete and is qualified in its entirety by reference to the actual Revolving Credit Facility, which is attached to this report as Exhibit 10.1 and is incorporated by reference into this report.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1 Credit Agreement dated as of July 8, 2005, among Expedia, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, Inc., a Nevada corporation, Hotels.com, a Delaware corporation and Hotwire, Inc., a Delaware corporation, as Borrowers; the Lenders party thereto; Bank of America, N.A., as Syndication Agent; Wachovia Bank, N.A. and The Royal Bank of Scotland PLC, as
       Co-Documentation Agents; JPMorgan Chase Bank, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EXPEDIA, INC.

Date:  July 13, 2005                   By:     /s/KEENAN M. CONDER
                                         ---------------------------------
                                          Name:   Keenan M. Conder
                                          Title:  Senior Vice President
                                                  and General Counsel

                                  EXHIBIT INDEX

10.1 Credit Agreement dated as of July 8, 2005, among Expedia, Inc., a Delaware corporation, Expedia, Inc., a Washington corporation, Travelscape, Inc., a Nevada corporation, Hotels.com, a Delaware corporation and Hotwire, Inc., a Delaware corporation, as Borrowers; the Lenders party thereto; Bank of America, N.A., as Syndication Agent; Wachovia Bank, N.A. and The Royal Bank of Scotland PLC, as
       Co-Documentation Agents; JPMorgan Chase Bank, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent.